SSGA Funds Management, Inc.

One Iron Street

Boston, MA 02210

State Street Bank and Trust Company

One Congress Street

Boston, MA 02114

Re:	SSGA Funds Management Master Sub-Administration Agreement – Additional Fund/Series

Ladies and Gentlemen:

Reference is made to the Master Sub-Administration Agreement between State Street Bank and Trust Company (the “Sub-Administrator”) and SSGA Funds Management, Inc. (the “Administrator”) dated June 1, 2015, as amended (the “Agreement”).

In accordance with Section 1 of the Agreement, the Administrator hereby requests that the Sub-Administrator act as Sub-Administrator for the new Fund, a series of State Street Institutional Investment Trust (“SSIT”), listed below under the terms of the Agreement. In connection with such request, the Administrator hereby confirms to the Sub-Administrator, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

New Fund	Effective Date
State Street Balanced Index Fund	October 27, 2023

Please also be advised that SSIT is providing notice in accordance with the Agreement that the following Fund has been liquidated:

Fund	Effective Date
State Street Diversified Income Fund	February 24, 2023

The portion of the previous Schedule A specifically related to SSIT is hereby amended to include the changes described above; the previous Schedule A remains otherwise in effect with respect to all other Trusts and their respective funds.

Annex I to Schedule B6 be hereby amended and restated as set forth on Exhibit B attached hereto.

Please acknowledge receipt of this letter and your agreement below.

Sincerely,

SSGA FUNDS MANAGEMENT, INC.

By:	/s/ Ann M. Carpenter
Name:	Ann M. Carpenter
Title:	Chief Operating Officer

Agreed and Accepted:
STATE STREET BANK AND TRUST COMPANY

By:	/s/ James Hill
Name: James Hill
Title: Managing Director
Effective Date: January 17, 2024

Exhibit A

MASTER SUB-ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Fund(s)

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

State Street Aggregate Bond Index Fund

State Street Institutional Liquid Reserves Fund

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Global All Cap Equity ex-U.S. Index Fund (formerly, State Street Global Equity ex-U.S. Index Fund)

State Street Global All Cap Equity ex-U.S. Index Portfolio (formerly, State Street Global Equity ex-U.S. Index Portfolio)

State Street Target Retirement 2020 Fund

State Street Target Retirement 2025 Fund

State Street Target Retirement 2030 Fund

State Street Target Retirement 2035 Fund

State Street Target Retirement 2040 Fund

State Street Target Retirement 2045 Fund

State Street Target Retirement 2050 Fund

State Street Target Retirement 2055 Fund

State Street Target Retirement 2060 Fund

State Street Target Retirement 2065 Fund

State Street Target Retirement Fund

State Street Equity 500 Index II Portfolio

State Street Aggregate Bond Index Portfolio

State Street Hedged International Developed Equity Index Fund

State Street International Developed Equity Index Fund

State Street Small/Mid Cap Equity Index Portfolio

State Street Small/Mid Cap Equity Index Fund

State Street Emerging Markets Equity Index Fund

State Street Treasury Obligations Money Market Fund

State Street Income Fund

State Street U.S. Core Equity Fund

State Street Balanced Index Fund

Exhibit B

ANNEX I

SSGA FUNDS

Further to the Amendment dated June 29, 2018, to that certain Master Sub-Administration Agreement dated as of June 1, 2005 (the “Agreement”), between SSGA Funds Management, Inc. (the “Administrator”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Administrator and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Liquidity Risk Measurement Services	FREQUENCY

SSGA Active Trust	Daily.
SPDR Blackstone High Income ETF
SPDR Blackstone Senior Loan ETF
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
SPDR Loomis Sayles Opportunistic Bond ETF
SPDR Nuveen Municipal Bond ESG ETF
SPDR Nuveen Municipal Bond ETF
SPDR SSGA Fixed Income Sector Rotation ETF
SPDR SSGA Global Allocation ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Ultra Short Term Bond ETF
SPDR SSGA US Sector Rotation ETF

SPDR Index Shares Funds	Daily.
SPDR Dow Jones Global Real Estate ETF
SPDR Dow Jones International Real Estate ETF
SPDR EURO STOXX 50 ETF
SPDR MSCI ACWI Climate Paris Aligned ETF
SPDR MSCI ACWI ex-US ETF
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
SPDR MSCI EAFE StrategicFactors ETF
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
SPDR MSCI Emerging Markets StrategicFactors ETF
SPDR MSCI World StrategicFactors ETF
SPDR Portfolio Developed World ex-US ETF
SPDR Portfolio Emerging Markets ETF
SPDR Portfolio Europe ETF
SPDR Portfolio MSCI Global Stock Market ETF
SPDR S&P China ETF
SPDR S&P Emerging Asia Pacific ETF
SPDR S&P Emerging Markets Dividend ETF
SPDR S&P Emerging Markets Small Cap ETF
SPDR S&P Global Dividend ETF
SPDR S&P Global Infrastructure ETF
SPDR S&P Global Natural Resources ETF

Liquidity Risk Measurement Services	FREQUENCY

SPDR S&P International Dividend ETF
SPDR S&P International Small Cap ETF
SPDR S&P North American Natural Resources ETF

SPDR Series Trust	Daily.
SPDR Bloomberg 3-12 Month T-Bill ETF
SPDR Bloomberg 1-10 Year TIPS ETF
SPDR Bloomberg 1-3 Month T-Bill ETF
SPDR Bloomberg Convertible Securities ETF
SPDR Bloomberg Emerging Markets Local Bond ETF
SPDR Bloomberg Emerging Markets USD Bond ETF
SPDR Bloomberg High Yield Bond ETF
SPDR Bloomberg International Corporate Bond ETF
SPDR Bloomberg International Treasury Bond ETF
SPDR Bloomberg Investment Grade Floating Rate ETF
SPDR Bloomberg Short Term High Yield Bond ETF
SPDR Bloomberg Short Term International Treasury Bond ETF
SPDR Dow Jones REIT ETF
SPDR FactSet Innovative Technology ETF
SPDR FTSE International Government Inflation-Protected Bond ETF
SPDR Global Dow ETF
SPDR ICE Preferred Securities ETF
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF
SPDR MSCI USA Climate Paris Aligned ETF
SPDR MSCI USA Gender Diversity ETF
SPDR MSCI USA StrategicFactors ETF
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF
SPDR Nuveen Bloomberg Municipal Bond ETF
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF
SPDR NYSE Technology ETF
SPDR Portfolio Aggregate Bond ETF
SPDR Portfolio Corporate Bond ETF
SPDR Portfolio High Yield Bond ETF
SPDR Portfolio Intermediate Term Corporate Bond ETF
SPDR Portfolio Intermediate Term Treasury ETF
SPDR Portfolio Long Term Corporate Bond ETF
SPDR Portfolio Long Term Treasury ETF
SPDR Portfolio Mortgage Backed Bond ETF
SPDR Portfolio S&P Sector Neutral Dividend ETF
SPDR Portfolio S&P 1500 Composite Stock Market ETF
SPDR Portfolio S&P 400 Mid Cap ETF
SPDR Portfolio S&P 500 ETF
SPDR Portfolio S&P 500 Growth ETF
SPDR Portfolio S&P 500 High Dividend ETF
SPDR Portfolio S&P 500 Value ETF
SPDR Portfolio S&P 600 Small Cap ETF
SPDR Portfolio Short Term Corporate Bond ETF
SPDR Portfolio Short Term Treasury ETF
SPDR Portfolio TIPS ETF

Liquidity Risk Measurement Services	FREQUENCY

SPDR Russell 1000 Low Volatility Focus ETF
SPDR Russell 1000 Momentum Focus ETF
SPDR Russell 1000 Yield Focus ETF
SPDR S&P 1500 Momentum Tilt ETF
SPDR S&P 1500 Value Tilt ETF
SPDR S&P 400 Mid Cap Growth ETF
SPDR S&P 400 Mid Cap Value ETF
SPDR S&P 500 ESG ETF
SPDR S&P 500 Fossil Fuel Reserves Free ETF
SPDR S&P 600 Small Cap Growth ETF
SPDR S&P 600 Small Cap Value ETF
SPDR S&P Aerospace & Defense ETF
SPDR S&P Bank ETF
SPDR S&P Biotech ETF
SPDR S&P Capital Markets ETF
SPDR S&P Dividend ETF
SPDR S&P Health Care Equipment ETF
SPDR S&P Health Care Services ETF
SPDR S&P Homebuilders ETF
SPDR S&P Insurance ETF
SPDR S&P Kensho Clean Power ETF
SPDR S&P Kensho Final Frontiers ETF
SPDR S&P Kensho Future Security ETF
SPDR S&P Kensho Intelligent Structures ETF
SPDR S&P Kensho New Economies Composite ETF
SPDR S&P Kensho Smart Mobility ETF
SPDR S&P Metals and Mining ETF
SPDR S&P Oil & Gas Equipment & Services ETF
SPDR S&P Oil & Gas Exploration & Production ETF
SPDR S&P Pharmaceuticals ETF
SPDR S&P Regional Banking ETF
SPDR S&P Retail ETF
SPDR S&P Semiconductor ETF
SPDR S&P SmallCap 600 ESG ETF
SPDR S&P Software & Services ETF
SPDR S&P Telecom ETF
SPDR S&P Transportation ETF
SPDR SSGA US Large Cap Low Volatility Index ETF
SPDR SSGA US Small Cap Low Volatility Index ETF

SSGA Funds	Daily.
State Street International Stock Selection Fund
State Street S&P 500 Index Fund

State Street Master Funds and State Street Institutional Investment Trust	Daily.
State Street International Developed Equity Index Portfolio
State Street Equity 500 Index Fund
State Street Aggregate Bond Index Fund

Liquidity Risk Measurement Services	FREQUENCY

State Street Global All Cap Equity ex-U.S. Index Fund
State Street Target Retirement 2050 Fund
State Street Target Retirement 2055 Fund
State Street Target Retirement 2060 Fund
State Street Equity 500 Index II Portfolio
State Street Aggregate Bond Index Portfolio
State Street Global All Cap Equity ex-U.S. Index Portfolio
State Street Target Retirement Fund
State Street Target Retirement 2020 Fund
State Street Target Retirement 2025 Fund
State Street Target Retirement 2030 Fund
State Street Target Retirement 2035 Fund
State Street Target Retirement 2040 Fund
State Street Target Retirement 2045 Fund
State Street Hedged International Developed Equity Index Fund
State Street Small/Mid Cap Equity Index Fund
State Street Small/Mid Cap Equity Index Portfolio
State Street Emerging Markets Equity Index Fund
State Street Target Retirement 2065 Fund
State Street Income Fund
State Street U.S. Core Equity Fund
State Street Balanced Index Fund

State Street Navigator Securities Lending Trust	Daily.
State Street Navigator Securities Lending Portfolio I
State Street Navigator Securities Lending Portfolio II

FORM N-PORT SERVICES AND QUARTERLY PORTFOLIO OF INVESTMENTS SERVICES	Service Type:

SSGA Active Trust	Standard N-PORT
SPDR Blackstone High Income ETF	Reporting Solution
SPDR Blackstone Senior Loan ETF	(Data and Filing)
SPDR DoubleLine Emerging Markets Fixed Income ETF	and Quarterly
SPDR DoubleLine Short Duration Total Return Tactical ETF	Portfolio of
SPDR DoubleLine Total Return Tactical ETF	Investments
SPDR Loomis Sayles Opportunistic Bond ETF	Services
SPDR Nuveen Municipal Bond ESG ETF
SPDR Nuveen Municipal Bond ETF
SPDR SSGA Fixed Income Sector Rotation ETF
SPDR SSGA Global Allocation ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Ultra Short Term Bond ETF
SPDR SSGA US Sector Rotation ETF

FORM N-PORT SERVICES AND QUARTERLY PORTFOLIO OF INVESTMENTS SERVICES	Service Type:

SPDR Index Shares Funds	Standard N-PORT
SPDR Dow Jones Global Real Estate ETF	Reporting Solution
SPDR Dow Jones International Real Estate ETF	(Data and Filing)
SPDR EURO STOXX 50 ETF	and Quarterly
SPDR MSCI ACWI Climate Paris Aligned ETF	Portfolio of
SPDR MSCI ACWI ex-US ETF	Investments
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	Services
SPDR MSCI EAFE StrategicFactors ETF
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
SPDR MSCI Emerging Markets StrategicFactors ETF
SPDR MSCI World StrategicFactors ETF
SPDR Portfolio Developed World ex-US ETF
SPDR Portfolio Emerging Markets ETF
SPDR Portfolio Europe ETF
SPDR Portfolio MSCI Global Stock Market ETF
SPDR S&P China ETF
SPDR S&P Emerging Asia Pacific ETF
SPDR S&P Emerging Markets Dividend ETF
SPDR S&P Emerging Markets Small Cap ETF
SPDR S&P Global Dividend ETF
SPDR S&P Global Infrastructure ETF
SPDR S&P Global Natural Resources ETF
SPDR S&P International Dividend ETF
SPDR S&P International Small Cap ETF
SPDR S&P North American Natural Resources ETF

SPDR Series Trust	Standard N-PORT
SPDR Bloomberg 3-12 Month T-Bill ETF	Reporting Solution
SPDR Bloomberg 1-10 Year TIPS ETF	(Data and Filing)
SPDR Bloomberg 1-3 Month T-Bill ETF	and Quarterly
SPDR Bloomberg Convertible Securities ETF	Portfolio of
SPDR Bloomberg Emerging Markets Local Bond ETF	Investments
SPDR Bloomberg Emerging Markets USD Bond ETF	Services
SPDR Bloomberg High Yield Bond ETF
SPDR Bloomberg International Corporate Bond ETF
SPDR Bloomberg International Treasury Bond ETF
SPDR Bloomberg Investment Grade Floating Rate ETF
SPDR Bloomberg Short Term High Yield Bond ETF
SPDR Bloomberg Short Term International Treasury Bond ETF
SPDR Dow Jones REIT ETF
SPDR FactSet Innovative Technology ETF
SPDR FTSE International Government Inflation-Protected Bond ETF
SPDR Global Dow ETF
SPDR ICE Preferred Securities ETF
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF
SPDR MSCI USA Climate Paris Aligned ETF
SPDR MSCI USA Gender Diversity ETF
SPDR MSCI USA StrategicFactors ETF

FORM N-PORT SERVICES AND QUARTERLY PORTFOLIO OF INVESTMENTS SERVICES	Service Type:

SPDR Nuveen Bloomberg High Yield Municipal Bond ETF
SPDR Nuveen Bloomberg Municipal Bond ETF
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF
SPDR NYSE Technology ETF
SPDR Portfolio Aggregate Bond ETF
SPDR Portfolio Corporate Bond ETF
SPDR Portfolio High Yield Bond ETF
SPDR Portfolio Intermediate Term Corporate Bond ETF
SPDR Portfolio Intermediate Term Treasury ETF
SPDR Portfolio Long Term Corporate Bond ETF
SPDR Portfolio Long Term Treasury ETF
SPDR Portfolio Mortgage Backed Bond ETF
SPDR Portfolio S&P Sector Neutral Dividend ETF
SPDR Portfolio S&P 1500 Composite Stock Market ETF
SPDR Portfolio S&P 400 Mid Cap ETF
SPDR Portfolio S&P 500 ETF
SPDR Portfolio S&P 500 Growth ETF
SPDR Portfolio S&P 500 High Dividend ETF
SPDR Portfolio S&P 500 Value ETF
SPDR Portfolio S&P 600 Small Cap ETF
SPDR Portfolio Short Term Corporate Bond ETF
SPDR Portfolio Short Term Treasury ETF
SPDR Portfolio TIPS ETF
SPDR Russell 1000 Low Volatility Focus ETF
SPDR Russell 1000 Momentum Focus ETF
SPDR Russell 1000 Yield Focus ETF
SPDR S&P 1500 Momentum Tilt ETF
SPDR S&P 1500 Value Tilt ETF
SPDR S&P 400 Mid Cap Growth ETF
SPDR S&P 400 Mid Cap Value ETF
SPDR S&P 500 ESG ETF
SPDR S&P 500 Fossil Fuel Reserves Free ETF
SPDR S&P 600 Small Cap Growth ETF
SPDR S&P 600 Small Cap Value ETF
SPDR S&P Aerospace & Defense ETF
SPDR S&P Bank ETF
SPDR S&P Biotech ETF
SPDR S&P Capital Markets ETF
SPDR S&P Dividend ETF
SPDR S&P Health Care Equipment ETF
SPDR S&P Health Care Services ETF
SPDR S&P Homebuilders ETF
SPDR S&P Insurance ETF
SPDR S&P Kensho Clean Power ETF
SPDR S&P Kensho Final Frontiers ETF
SPDR S&P Kensho Future Security ETF
SPDR S&P Kensho Intelligent Structures ETF
SPDR S&P Kensho New Economies Composite ETF

FORM N-PORT SERVICES AND QUARTERLY PORTFOLIO OF INVESTMENTS SERVICES	Service Type:

SPDR S&P Kensho Smart Mobility ETF
SPDR S&P Metals and Mining ETF
SPDR S&P Oil & Gas Equipment & Services ETF
SPDR S&P Oil & Gas Exploration & Production ETF
SPDR S&P Pharmaceuticals ETF
SPDR S&P Regional Banking ETF
SPDR S&P Retail ETF
SPDR S&P Semiconductor ETF
SPDR S&P SmallCap 600 ESG ETF
SPDR S&P Software & Services ETF
SPDR S&P Telecom ETF
SPDR S&P Transportation ETF
SPDR SSGA US Large Cap Low Volatility Index ETF
SPDR SSGA US Small Cap Low Volatility Index ETF

SSGA Funds	Standard N-PORT
State Street International Stock Selection Fund	Reporting Solution
State Street S&P 500 Index Fund	(Data and Filing)
and Quarterly
Portfolio of
Investments
Services

State Street Master Funds and State Street Institutional Investment Trust

State Street International Developed Equity Index Portfolio

State Street Equity 500 Index Fund

State Street Aggregate Bond Index Fund

State Street Global All Cap Equity ex-U.S. Index Fund

State Street Target Retirement 2050 Fund

Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
State Street Target Retirement 2055 Fund
State Street Target Retirement 2060 Fund
State Street Equity 500 Index II Portfolio
State Street Aggregate Bond Index Portfolio
State Street Global All Cap Equity ex-U.S. Index Portfolio
State Street Target Retirement Fund
State Street Target Retirement 2020 Fund
State Street Target Retirement 2025 Fund
State Street Target Retirement 2030 Fund
State Street Target Retirement 2035 Fund
State Street Target Retirement 2040 Fund
State Street Target Retirement 2045 Fund
State Street Hedged International Developed Equity Index Fund
State Street Small/Mid Cap Equity Index Fund
State Street Small/Mid Cap Equity Index Portfolio
State Street Emerging Markets Equity Index Fund
State Street Target Retirement 2065 Fund
State Street Income Fund

FORM N-PORT SERVICES AND QUARTERLY PORTFOLIO OF INVESTMENTS SERVICES	Service Type:

State Street U.S. Core Equity Fund
State Street Balanced Index Fund

State Street Navigator Securities Lending Trust	Standard N-PORT
State Street Navigator Securities Lending Portfolio I	Reporting Solution
State Street Navigator Securities Lending Portfolio II	(Data and Filing)
and Quarterly
Portfolio of
Investments
Services

FORM N-CEN SERVICES

SSGA Active Trust

SPDR Index Shares Funds

SPDR Series Trust

SSGA Funds

State Street Master Funds and State Street Institutional Investment Trust, including
State Street Money Market Portfolio
State Street U.S. Government Money Market Portfolio
State Street Treasury Money Market Portfolio
State Street Treasury Plus Money Market Portfolio
State Street Institutional Liquid Reserves Fund
State Street Institutional U.S. Government Money Market Fund
State Street Institutional Treasury Money Market Fund
State Street Institutional Treasury Plus Money Market Fund
State Street Treasury Obligations Money Market Fund

State Street Navigator Securities Lending Trust, including
State Street Navigator Securities Lending Government Money Market Portfolio

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

SSGA FUNDS MANAGEMENT, INC.

By:	/s/ Ann M. Carpenter
Name: Ann M. Carpenter
Title: Chief Operating Officer
Address: One Iron Street, Boston, MA 02210
Date: January 17, 2024

STATE STREET BANK AND TRUST COMPANY

By:	/s/ James Hill
Name: James Hill
Title: Managing Director
Address: One Congress Street, Boston, MA 02114
Date: January 17, 2024